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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 13, 2002
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                        (Date of earliest event reported)

                             Abington Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

Massachusetts                           0-16018                      04-3334127
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(State or other jurisdiction    (Commission File Number)          (IRS Employer
of incorporation)                                           Identification No.)

97 Libbey Parkway, Weymouth, Massachusetts                             02189
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(Address of principal executive offices)                            (Zip Code)

                                 (781) 682-6400
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                          if changed since last report)

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       Abington Bancorp, Inc. (the "Company") hereby amends its Current Report on Form 8-K, dated September 16, 2002, in order to file the financial statements and pro forma financial information required by Item 7 of Form 8-K.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

             The financial statements of Massachusetts Fincorp, Inc. ("Fincorp") set forth on pages 39 through 67 of Fincorp's Annual Report on Form 10-KSB for the year ended December 31, 2001 are incorporated herein by reference.

             The financial statements of Fincorp set forth on pages 3 through 15 of Fincorp's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 are incorporated herein by reference.

       (b)   PRO FORMA FINANCIAL INFORMATION.

             Unaudited pro forma financial information of the Company as of and for the year ended December 31, 2001 and for the period ended June 30, 2002 giving pro forma effect to the Company's acquisition of Fincorp is contained in Exhibit 99.2 attached hereto and is incorporated herein by reference.

       (c)   Exhibits.

       EXHIBIT NO.        DESCRIPTION

       2.1* Amended and Restated Agreement and Plan of Merger dated as of April 10, 2002 (incorporated by reference to Annex I to the Proxy Statement/Prospectus contained in the Registration Statement on Form S-4 (File No. 333-89572) filed with the Commission on May 31, 2002, as amended).

       23.1               Consent of Grant Thornton LLP.

       99.1*              Press Release dated September 10, 2002.

       99.2 Unaudited pro forma financial information of the Company as of and for the year ended December 31, 2001 and for the period ended June 30, 2002 giving pro forma effect to the Company's acquisition of Massachusetts Fincorp, Inc.

       * Previously filed.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ABINGTON BANCORP, INC.


Date: November 15, 2002               By:  /s/ Robert M. Lallo
                                          --------------------------------------
                                           Name:   Robert M. Lallo
                                           Title:  Executive Vice President
                                                   and Chief Financial Officer

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